Exhibit 1



                                    8,000,000
                              PREFERRED SECURITIES

                        SOUTHERN COMPANY CAPITAL TRUST IV
                      (a Delaware Statutory Business Trust)

                  7-1/8% Trust Originated Preferred Securities
                 (Liquidation Amount $25 Per Preferred Security)

                             UNDERWRITING AGREEMENT



                                  June 18, 1998


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
The Robinson-Humphrey Company, LLC
Smith Barney Inc.
As Representatives of the several Underwriters named in Schedule I hereto c/o Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

                  Southern Company Capital Trust IV (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (ss.) 3801 et seq.), Southern Company Capital Funding, Inc., a Delaware corporation ("SoCo Capital"), and The Southern Company, a Delaware corporation (the "Company" and, together with the Trust and SoCo Capital, the "Offerors"), confirm their agreement (the "Agreement") with you and each of the other Underwriters named in Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom you are acting as Representatives (in such capacity, you shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of 7-1/8% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) of the Trust ("Preferred Securities") set forth in Schedule I. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of June 1, 1998, between the Company and Bankers Trust Company, as trustee (the "Preferred Securities Guarantee Trustee"). The Preferred Securities and the related Preferred Securities Guarantee are referred to herein as the "Securities."

                  The Offerors understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

                  The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to SoCo Capital of its common securities (the "Common Securities") and will be used by the Trust to purchase the $206,186,000 aggregate principal amount of 7-1/8% Junior Subordinated Notes, due June 30, 2028 (the "Junior Subordinated Notes") to be issued by SoCo Capital. The Junior Subordinated Notes will be guaranteed by the Company with respect to interest and principal, including payments on acceleration, redemption and otherwise (the "Notes Guarantee") pursuant to the terms of the Indenture.

                  The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Trust Agreement, dated as of June 1, 1998 (the "Trust Agreement"), among SoCo Capital, as Depositor, Wayne Boston and Richard A. Childs (the "Administrative Trustees"), Bankers Trust (Delaware), a Delaware banking corporation (the "Delaware Trustee") and Bankers Trust Company, a New York banking corporation (the "Property Trustee" and, together with the Delaware Trustee and the Administrative Trustees, the "Trustees"), as trustees, and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Notes will be issued pursuant to an indenture, dated as of June 1, 1997, as supplemented and amended (the "Base Indenture"), between SoCo Capital and Bankers Trust Company, as trustee (the "Debt Trustee"), and a second supplemental indenture to the Base Indenture, dated as of June 25, 1998 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), among SoCo Capital, the Company and the Debt Trustee.

                  The Company and the Trust will enter into an Agreement as to Expenses and Liabilities dated as of June 1, 1998 (the "Agreement as to Expenses and Liabilities"). Pursuant to the Agreement as to Expenses and Liabilities, the Company will guarantee to each person or entity to whom the Trust may be indebted or liable, the full payment of such obligations.

                  SECTION 1. REPRESENTATIONS AND WARRANTIES. The Offerors jointly and severally represent and warrant to each Underwriter as follows:

                  (a) A registration statement on Form S-3, as amended (File Nos. 333-50659, 333-50659-01 and 333-50659-02), in respect of the
         Preferred Securities, the Preferred Securities Guarantee, the Notes Guarantee and the Junior Subordinated Notes has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement, as it may have been amended through the time the same first became effective (the "Effective Date"), including the financial statements, the documents incorporated or deemed incorporated therein by reference, pursuant to
         Item 12 of Form S-3 under the 1933 Act, the exhibits thereto and the information deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act, being herein called the "Registration Statement", the prospectus included in the Registration Statement on the Effective Date that omits the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act, being herein called the "Preliminary Prospectus", and the prospectus, including the price and terms of the offering, the interest rate, maturity date and certain other information filed with the Commission in accordance with Rule 430A and pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act, including all documents then incorporated or deemed to have been incorporated therein by reference, being herein called the "Prospectus." The Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission. Any reference herein to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Preliminary Prospectus or the Prospectus, as the case may be.

                  (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that neither the Trust, SoCo Capital nor the Company makes any warranty or representation to any Underwriter with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust, SoCo Capital or the Company by an Underwriter through you expressly for use in the Preliminary Prospectus or the Prospectus; or (B) any information set forth in the Preliminary Prospectus or the Prospectus under the caption "Description of the Preferred Securities--Book Entry Only Issuance -- The Depository Trust Company."

                  (c) The Registration Statement, at the Effective Date, and the Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Preferred Securities, complied and the Prospectus, at the time it was filed pursuant to Rule 424(b) under the Securities Act and at the Closing Date, will comply, in all material respects, in form and substance, with the applicable provisions of the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, as amended (the "TIA") and the rules and regulations of the Commission thereunder. The Registration Statement, at the Effective Date, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Prospectus, at the time it was filed pursuant to Rule 424(b) under the Securities Act and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading; except that neither the Company, SoCo Capital nor the Trust makes any warranties or representations with respect to
         (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) (collectively, the "Form T-1") under the TIA, (B) statements or omissions made in the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Trust, SoCo Capital or the Company by an Underwriter expressly for use therein or (C) any information set forth in the Prospectus under the caption "Description of the Preferred Securities--Book-Entry Only Issuance -- The Depository Trust Company".

                  (d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

                  (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any material adverse change or, to the best of the Company's knowledge, any development involving a prospective material adverse change in or affecting the business, properties or financial condition of the Trust (it being understood that any such change involving only the Company shall not constitute such a change with respect to the Trust).

                  (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any material adverse change or, to the best of the Company's knowledge, any development involving a prospective material adverse change in or affecting the business, properties or financial condition of SoCo Capital (it being understood that any such change involving only the Company shall not constitute such a change with respect to SoCo Capital).

                  (h) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement, the Indenture and the Preferred Securities Guarantee Agreement and to issue and deliver the Preferred Securities Guarantee and the Notes Guarantee.

                  (i) SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct its business, as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under this Agreement, the Trust Agreement and the Indenture and to purchase, own and hold the Common Securities issued by the Trust and to issue the Junior Subordinated Notes.

                  (j) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and the Trust Agreement; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                  (k) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to SoCo Capital against payment therefor as described in the Registration Statement and the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in assets of the Trust and will conform in all material respects to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and, on the Closing Date (as defined herein), all of the issued and outstanding Common Securities of the Trust will be directly owned by SoCo Capital, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  (l) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                  (m) The Trust Agreement has been duly authorized by SoCo Capital and, on the Closing Date, will have been duly executed and delivered by SoCo Capital and the Administrative Trustees, and assuming due authorization, execution and delivery of the Trust Agreement by the Delaware Trustee and the Property Trustee, the Trust Agreement will, on the Closing Date, be a valid and binding obligation of SoCo Capital and the Administrative Trustees, enforceable against SoCo Capital and the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions") and will conform in all material respects to all statements relating thereto in the Prospectus; and on the Closing Date, the Trust Agreement will have been duly qualified under the TIA.

                  (n) The Preferred Securities Guarantee Agreement and the Agreement as to Expenses and Liabilities have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Preferred Securities Guarantee Agreement and the Agreement as to Expenses and Liabilities by the other respective parties thereto, the Preferred Securities Guarantee Agreement and the Agreement as to Expenses and Liabilities will, on the Closing Date, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, and each of the Preferred Securities Guarantee, the Agreement as to Expenses and Liabilities and the Preferred Securities Guarantee Agreement will conform in all material respects to all statements relating thereto contained in the Prospectus, and, on the Closing Date, the Preferred Securities Guarantee Agreement will have been duly qualified under the TIA.

                  (o) The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement and will conform in all material respects to all statements relating thereto contained in the Prospectus, the issuance of the Preferred Securities is not subject to preemptive or other similar rights; (subject to the terms of the Trust Agreement) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

                  (p) The Indenture has been duly authorized by SoCo Capital and the Company and, on the Closing Date, will have been duly executed and delivered by SoCo Capital and the Company, and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of each of SoCo Capital and the Company, enforceable against each in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; the Indenture will conform in all material respects to all statements relating thereto contained in the Prospectus; and on the Closing Date, the Indenture will have been duly qualified under the TIA.

                  (q) The issuance and delivery of the Junior Subordinated Notes have been duly authorized by SoCo Capital and, on the Closing Date, the Junior Subordinated Notes will have been duly executed by SoCo Capital and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and legally binding obligations of SoCo Capital, enforceable against SoCo Capital in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Prospectus.

                  (r) The Company's obligations under the Preferred Securities Guarantee (i) are subordinate and junior in right of payment to all liabilities of the Company, except those obligations or liabilities made pari passu or subordinate by their terms, (ii) are pari passu with the preferred stock that may be issued by the Company and (iii) are senior to all common stock of the Company.

                  (s) The Junior Subordinated Notes are subordinated and junior in right of payment to all "Senior Indebtedness" (as defined in the Indenture) of SoCo Capital.

                  (t) The Notes Guarantee is subordinate and junior to all "Senior Indebtedness" (as defined in the Indenture") of the Company.

                  (u) Each of the Administrative Trustees of the Trust has been duly authorized by the Company to execute and deliver the Trust Agreement.

                  (v) Neither the Trust, the Company nor SoCo Capital nor any of the Company's other subsidiaries is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (w) The execution, delivery and performance by the Offerors of this Agreement and by the Trust and SoCo Capital of the Trust Agreement, the Preferred Securities, the Common Securities, the Junior Subordinated Notes, and by SoCo Capital and the Company of the Indenture, and by the Company of the Preferred Securities Guarantee Agreement, the Agreement as to Expenses and Liabilities, the Preferred Securities Guarantee and the Notes Guarantee and the consummation by the Offerors of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder shall have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the charter or bylaws of the Company, SoCo Capital or the Trust Agreement or related Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, SoCo Capital or the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust, SoCo Capital or the Company is a party or by which any of them may be bound or to which any of their properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Trust, SoCo Capital or the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust, SoCo Capital or the Company, or any of their respective properties.

                  (x) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Notes, the Preferred Securities Guarantee or the Notes Guarantee or the transactions contemplated in this Agreement, except (A) such as may be required under the Securities Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"); (C) the qualification of the Trust Agreement, the Preferred Securities Guarantee Agreement and the Indenture under the TIA; and (D) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

                  SECTION 2.        SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in Schedule II hereto, the number of Preferred Securities set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                  (b) The purchase price per Preferred Security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price set forth on Schedule II, which is a fixed price determined by agreement between the Representatives and the Offerors. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Junior Subordinated Notes of the Company, the Company hereby agrees to pay on the Closing Date (as defined below) to the Representatives, for the accounts of the several Underwriters, a commission per Preferred Security as set forth on Schedule II for the Preferred Securities to be delivered by the Trust hereunder on the Closing Date.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Troutman Sanders, LLP, 600 Peachtree Street, N.E., Atlanta, Georgia at 10:00 A.M., New York time, on June 25, 1998 (unless postponed in accordance with the provisions of Section 10) or such other time, place or date as shall be agreed upon by the Representatives, the Trust, SoCo Capital and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Trust, by wire transfer in federal funds at the Closing Date, against delivery to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ML") for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Date. It is understood that each Underwriter has authorized ML, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. ML, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose funds have not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  (d) The Preferred Securities will be represented by a global certificate in definitive form and registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The certificate evidencing the Preferred Securities shall be delivered to ML through the facilities of DTC in New York, New York for the accounts of the several Underwriters.

                  (e) On the Closing Date, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2(b) hereof by wire transfer to ML in federal funds.

                  SECTION 3. COVENANTS OF THE OFFERORS. Each of the Offerors jointly and severally covenants with each Underwriter as follows:

                  (a) The Offerors, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise ML orally of the issuance of any stop order under the Securities Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Offerors will deliver to the Underwriters sufficient conformed copies of the Registration Statement, the Preliminary Prospectus and the Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to each Underwriter and, from time to time, as many copies of the Prospectus, the Preliminary Prospectus and the Prospectus as the Underwriters may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act.

                  (b) The Offerors will furnish the Underwriters with copies of each amendment and supplement to the Preliminary Prospectus and the Prospectus relating to the offering of the Preferred Securities in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Preferred Securities by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Preliminary Prospectus or the Prospectus, as the case may be, in order to make the Preliminary Prospectus or the Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Preliminary Prospectus or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Preliminary Prospectus or the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Preferred Securities and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Preliminary Prospectus or the Prospectus which will supplement or amend the Preliminary Prospectus or the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Preliminary Prospectus or the Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Preferred Securities after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus, complying with Section 10(a) of the Securities Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the Exchange Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Dewey Ballantine LLP.

                  (c) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Preferred Securities and, to the extent required or advisable, the Preferred Securities Guarantee and the Junior Subordinated Notes, for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that none of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

                  (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earning statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

                  (e) The Offerors will use best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange; if the Preferred Securities are exchanged for Junior Subordinated Notes, the Company will use its best efforts to effect the listing of the Junior Subordinated Notes on any exchange on which the Preferred Securities are then listed.

                  (f) During a period of 15 days from the date of this Agreement, neither the Trust, SoCo Capital nor the Company will, without the ML's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Junior Subordinated Notes or any debt securities substantially similar to the Junior Subordinated Notes or equity securities substantially similar to the Preferred Securities (except for the Junior Subordinated Notes and the Preferred Securities issued pursuant to this Agreement).

                  (g) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the Securities Act, to file the Prospectus with the Commission and to advise the Representatives of such filing and to confirm such advice in writing.

                  SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of each Offeror's obligations under this Agreement, including, but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto (ii) the preparation, issuance and delivery of the certificate(s) for the Preferred Securities to the Underwriters, (iii) the fees and disbursements of the Company's, SoCo Capital's and the Trust's counsel and accountants, (iv) the qualification of the Preferred Securities and, to the extent required or advisable, the Notes Guarantee, the Preferred Securities Guarantee and the Junior Subordinated Notes, under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Junior Subordinated Notes, (ix) the fees and expenses of the Delaware Trustee, the Property Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Delaware Trustee in connection with the Trust Agreement and the related Certificate of Trust, (x) the fees and disbursements of Delaware counsel to the Trust and SoCo Capital, (xi) any fees payable in connection with the rating of the Preferred Securities and Junior Subordinated Notes, (xii) the fees and expenses incurred with the listing of the Preferred Securities and, if applicable, the Junior Subordinated Notes on the New York Stock Exchange, (xiii) the cost and charges of any transfer agent or registrar and (xiv) the cost of qualifying the Preferred Securities and, if applicable, the Junior Subordinated Notes with the Depository Trust Company.

                  Except as otherwise provided in Section 9 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Preferred Securities, including fees and disbursements of their counsel, Dewey Ballantine LLP.

                  SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Preferred Securities are subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Preliminary Prospectus or the Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Preliminary Prospectus or the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

                  (b) Orders of the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representatives, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

                  (c) On the Closing Date the Representatives shall have received:

                           (1) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule III.

                           (2) The opinion, dated the Closing Date, of Richards, Layton & Finger, Delaware counsel to the Trust, substantially in the form attached hereto as Schedule IV.

                           (3) The opinion, dated the Closing Date, of Richards, Layton & Finger, Delaware counsel to Bankers Trust (Delaware), as Delaware Trustee under the Trust Agreement, substantially in the form attached hereto as Schedule V.

                           (4) The opinion, dated the Closing Date, of White and Case, counsel to the Property Trustee, the Guarantee Trustee and the Debt Trustee, substantially in the form attached hereto as Schedule VI.

                           (5) The favorable opinion, dated as of the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as Schedule VII.

                           (6) At the Closing Date, there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (x) any material adverse change in the business, properties or financial condition of the Company, and (y) any development involving a prospective material adverse change in the business, properties or financial condition of the Trust or SoCo Capital (it being understood that any such change including only the Company shall not constitute such a change with respect to the Trust or SoCo Capital), whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chairman of the Board, the President or any Vice President of the Company and SoCo Capital and a certificate of the Administrative Trustees of the Trust, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change and prospective material adverse change, respectively, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Offerors have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

                           (7) On the Closing Date, the Representatives shall have received from Arthur Andersen LLP a letter dated the Closing Date to the effect that: (A) they are independent public accountants with respect to the Company within the meaning of the Securities Act and the rules and regulations under the Securities Act; (B) in their opinion, the financial statements and schedules audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the rules and regulations under the Securities Act and the Exchange Act; (C) they have performed certain limited procedures through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) reading the unaudited financial statements, if any, of the Company incorporated in the Prospectus and agreeing the amounts therein with the Company's accounting records; (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited financial statements, if any, incorporated in the Prospectus (a) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Prospectus and (b) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations under the Exchange Act;
         (iv) reading the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis), which amounts shall include such amounts for the latest calendar quarter subsequent to that covered by the financial statements incorporated by reference in the Prospectus for which such amounts are available at the time this agreement becomes effective; (v) reading the unaudited financial statements from which the amounts and ratios described in (iv) were derived and agreeing the amounts therein to the Company's accounting records; (vi) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether (a) the unaudited amounts and ratios referred to in (iv) above and the unaudited and the unaudited financial statements referred to in (v) above are stated on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus and
         (b) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases which (I) the Prospectus discloses have occurred or may occur, (II) are occasioned by the declaration of dividends, (III) are occasioned by draw-downs under existing pollution control financing arrangements, (IV) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (V) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, or (VI) are disclosed in such letter; (vii) reading the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) for the latest calendar quarter subsequent to those set forth in (iv) above, which if available shall be set forth in such letter; (viii) reading the unaudited financial statements from which the amounts and ratios described in (vii) above were derived and which will be attached to such letter and agreeing the amounts therein to the Company's accounting records; and (ix) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited amounts and ratios referred to in (vii) above and the unaudited financial statements referred to in (viii) above are stated on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus; and
         (D) reporting their findings as a result of performing the limited procedures set forth in (C) above. It is understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Arthur Andersen LLP make no representations as to the sufficiency of such procedures for the several Underwriter's purposes.

                           (8) On the Closing Date, Dewey Ballantine LLP, counsel for the Underwriters, shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and Dewey Ballantine LLP, counsel for the Underwriters.

                           (9) On the Closing Date, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                           (10) On the Closing Date, the Representatives shall have received a certificate of a vice president of the Company certifying that a Special Event (as defined in the Prospectus) shall not have occurred and be continuing.

                           (11) That no amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Preferred Securities.

                           (12) The Offerors shall have performed their respective obligations when and as provided under this Agreement.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Offerors at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

                  SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE OFFERORS.

                  The obligations of the Offerors shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

                  SECTION 7.        INDEMNIFICATION.

                  (a) The Offerors jointly and severally agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, Exchange Act or otherwise, and to reimburse the Underwriters and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus or, if the Offerors shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the Exchange Act which are incorporated therein by reference, in the Registration Statement, the Preliminary Prospectus, or the Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representatives on behalf of, any Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus and the Prospectus, if the Offerors shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Preferred Securities to any person if a copy of the Preliminary Prospectus or the Prospectus (exclusive of documents incorporated therein by reference), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus or the Prospectus as supplemented or amended at the time of such confirmation. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Offerors on account of its agreement contained in this Section 7, to notify the Offerors in writing of the commencement thereof but the omission of such Underwriter so to notify the Offerors of any such action shall not release the Offerors from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against the Underwriters or any such person controlling such Underwriters and such Underwriter shall notify the Offerors of the commencement thereof as above provided, the Offerors shall be entitled to participate in (and, to the extent that they shall wish, including the selection of counsel, to direct) the defense thereof, at their own expense. In case the Offerors elect to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless the employment of such counsel has been authorized in writing by the Offerors in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

                  (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Section 7(a) hereunder.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, SoCo Capital, their directors and such of their officers who have signed the Registration Statement, the Trust and each other Underwriter and each person, if any, who controls the Offerors or any such other Underwriter within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act to the same extent and upon the same terms as the indemnity agreement of the Offerors set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Offerors by, or through the Representatives on behalf of, such Underwriter for use therein.

                  SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Offerors and shall survive delivery of the Preferred Securities to the Underwriters.

                  SECTION 9.        TERMINATION OF AGREEMENT.

                  (a) The Representatives may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgement of the Representatives, the marketability of the Preferred Securities shall have been materially impaired.

                  (b) If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Offerors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Offerors shall be unable to perform their obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters, severally, for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding a total of $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities and, upon such reimbursement, the Offerors shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

                  SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail on the Closing Date to purchase the Preferred Securities that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                           (a) if the number of Defaulted Securities does not exceed 10% of the Preferred Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                           (b) if the number of Defaulted Securities exceeds 10% of the Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Offerors shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

                  SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, New York, New York 10281,
Attention: Robert D. Craig, notices to the Offerors shall be directed to the Company, SoCo Capital or the Trust c/o: Southern Company Services, Inc., 270 Peachtree Street N.W., Atlanta, Georgia 30303, Attention: Charles N. Eldred.

                  SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust, SoCo Capital, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust, SoCo Capital and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Section 7 and their heirs and legal Representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust, SoCo Capital and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal Representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

                  SECTION 14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust, SoCo Capital and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust, SoCo Capital and the Company in accordance with its terms.

                             Very truly yours,

                             THE SOUTHERN COMPANY


                             By:________________________________
                             Title:______________________________

                             SOUTHERN COMPANY CAPITAL
                               FUNDING, INC.


                             By:________________________________
                             Title:______________________________

                             SOUTHERN COMPANY CAPITAL TRUST IV


                             By:________________________________
                             Title:______________________________

CONFIRMED AND ACCEPTED,
as of the date first above written

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, LLC
SMITH BARNEY INC.
As representatives of the other several Underwriters named in Schedule I hereto

By:  MERRILL LYNCH, PIERCE, FENNER
         & SMITH INCORPORATED


By:____________________________________
Title:__________________________________

                                   SCHEDULE I


-------------------------------------------------------------------------------
                                                            NUMBER OF
                          UNDERWRITERS                  REFERRED SECURITIES
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated           840,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Goldman, Sachs & Co.                                         820,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Lehman Brothers Inc.                                         820,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                            820,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Prudential Securities Incorporated                           820,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
The Robinson-Humphrey Company, LLC                           820,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Smith Barney Inc.                                            820,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
ABN AMRO Incorporated                                         80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Robert W. Baird & Co. Incorporated                            80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                      80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
J.C. Bradford & Co.                                           80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
CIBC Oppenheimer Corp.                                        80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Cowen & Company                                               80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Credit Suisse First Boston Corporation                        80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Dain Rauscher Wessels                                         80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
A.G. Edwards & Sons, Inc.                                     80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
EVEREN Securities, Inc.                                       80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Legg Mason Wood Walker, Incorporated                          80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
J.P. Morgan Securities Inc.                                   80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
OLDE Discount Corporation                                     80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Piper Jaffray Inc.                                            80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Raymond James & Associates, Inc.                              80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Tucker Anthony Incorporated                                   80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Wheat First Securities, Inc.                                  80,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Crowell, Weedon & Co.                                         40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Fahnestock & Co., Inc.                                        40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
First Albany Corporation                                      40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Gibralter Securities Co.                                      40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Gruntal & Co., L.L.C.                                         40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Hilliard Lyons Inc.                                           40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Wayne Hummer & Co.                                            40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Interstate/Johnson Lane Corporation                           40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Janney Montgomery Scott Inc.                                  40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
McDonald & Company Securities, Inc.                           40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mesirow Financial, Inc.                                       40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Morgan Keegan & Company, Inc.                                 40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Regions Investment Company, Inc.                              40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Roney Capital Markets                                         40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Scott & Stringfellow, Inc.                                    40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Muriel Siebert & Co., Inc.                                    40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Stephens Inc.                                                 40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Sterne, Agee & Leach, Inc.                                    40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Stifel, Nicolaus & Company, Incorporated                      40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Stone & Youngberg                                             40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Trilon International Inc.                                     40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Utendahl Capital Partners, L.P.                               40,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------
TOTAL                                                       8,000,000
-------------------------------------------------------------------------






                                                                  Schedule III


                      [Letterhead of TROUTMAN SANDERS LLP]


                                                             __________ __, 1998

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
The Robinson-Humphrey Company, LLC
Smith Barney Inc.
As representatives of the underwriters named in Schedule I to the Underwriting Agreement c/o Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
World Financial Center
New York, New York  10281


                        SOUTHERN COMPANY CAPITAL TRUST IV
                  ____ % TRUST ORIGINATED PREFERRED SECURITIES

Dear Sirs:

                  We have acted as counsel to The Southern Company (the "Company") in connection with (i) the formation of (a) Southern Company Capital Trust IV, a Delaware statutory business trust (the "Trust"), pursuant to the amended and restated trust agreement dated __________, 1998 among Southern Company Capital Funding, Inc., a Delaware corporation ("SoCo Capital") and the trustees named therein (the "Trust Agreement") and (b) SoCo Capital (SoCo Capital along with the Company and the Trust being hereinafter sometimes referred to as the "Offerors"); (ii) the Trust's issuance and sale of Trust Originated Preferred Securities evidencing approximately a 97% undivided interest in the Trust (the "Preferred Securities"); (iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest in the Trust (the "Common Securities"); (iv) SoCo Capital's issuance and sale to the Trust of $___________ of its ___% Junior Subordinated Notes (the "Notes") pursuant to a Subordinated Note Indenture dated as of June 1, 1997, as supplemented and amended, among SoCo Capital, the Company and Bankers Trust Company, as trustee, as supplemented by the Second Supplemental Indenture dated as of __________ __, 1998 (collectively, the "Indenture"); (v) the Agreement as to Expenses and Liabilities dated as of __________ 1, 1998, between the Company and the Trust (the "Agreement as to Expenses and Liabilities"); (vi) its issuance of a guarantee (the "Preferred Securities Guarantee") of the Preferred Securities pursuant to a Preferred Securities Guarantee Agreement dated as of __________ 1, 1998 (the "Preferred Securities Guarantee Agreement") between the Company and ___________________, as trustee; and (vii) its issuance of a guarantee (the "Notes Guarantee") of the Notes pursuant to the terms of the Indenture. The Preferred Securities are being sold to you today pursuant to the terms of a Underwriting Agreement dated __________, 1998 (the "Underwriting Agreement"), among the Company, SoCo Capital, the Trust and the underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as Representatives. This opinion is being delivered to you as Representatives pursuant to Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the Registration Statement on Form S-3 (Nos. 333-_______, 333-________ and 333-________) pertaining to the Preferred Securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act") and the prospectus dated ___________, 1998, filed with the Securities and Exchange Commission on __________, 1998 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, the Quarterly Reports on Form 10-Q of the Company for the quarters ended and the Current Reports on Form 8-K of the Company dated (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP and as to matters of Delaware law upon the opinion dated the date hereof rendered to you by Richards, Layton & Finger, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Preferred Securities Guarantee Agreement, the Indenture, the Agreement as to Expenses and Liabilities and the Underwriting Agreement.

                  2. SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business, as described in the Prospectus, to enter into and perform its obligations under the Underwriting Agreement, the Trust Agreement and the Indenture and to purchase, own and hold the Common Securities issued by the Trust and to issue the Notes.

                  3. The execution, delivery and performance by the Offerors of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Offerors.

                  4. All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and delivery of the Notes, the Preferred Securities Guarantee and the Notes Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and delivery of the Notes, the Common Securities, the Preferred Securities Guarantee and the Notes Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes, the Preferred Securities Guarantee and the Notes Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any United States federal governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes, the Preferred Securities Guarantee and the Notes Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

                  5. The Indenture has been duly authorized, executed and delivered by SoCo Capital and, assuming the due authorization, execution and delivery thereof by the Debt Trustee, constitutes a valid and legally binding instrument of SoCo Capital, enforceable against SoCo Capital in accordance with its terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and each of the Indenture and the Notes Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Notes have been duly authorized and executed by SoCo Capital and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SoCo Capital, enforceable against SoCo Capital in accordance with their terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. Each of the Indenture and the Preferred Securities Guarantee Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Preferred Securities Guarantee Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Preferred Securities Guarantee Agreement conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  8. The Agreement as to Expenses and Liabilities has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Agreement as to Expenses and Liabilities may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Agreement as to Expenses and Liabilities conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  9. Each of the Indenture, the Preferred Securities Guarantee Agreement and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  10. Neither the Company, SoCo Capital nor the Trust is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  11. The Trust Agreement has been duly authorized, executed and delivered by SoCo Capital, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding obligation of SoCo Capital, enforceable against SoCo Capital in accordance with its terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Trust Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  12. The statements as to matters of law and legal conclusions contained in the Prospectus under the caption "Certain Federal Income Tax Considerations" are correct in all material respects.

                  13. To the best of our knowledge, all of the issued and outstanding Common Securities of the Trust are directly owned by SoCo Capital, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  14. The execution, delivery and performance by the Trust of the Underwriting Agreement and the Trust Agreement; the issuance by the Trust of the Preferred Securities and the Common Securities; the consummation by the Trust of the transactions contemplated thereby; the execution, delivery and performance by the Company and SoCo Capital of the Underwriting Agreement; and the compliance by the Trust with its obligations thereunder do not and will not result in any violation of the Trust Agreement or related Certificate of Trust, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to us to which the Trust is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise) of the Trust), (B) any existing applicable law, rule or regulation applicable to the Trust (other than the securities or blue sky laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality, or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties; and to the best of our knowledge the Trust is not a party to or otherwise bound by any agreement other than those which are described in the Prospectus.

                  15. The Common Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when issued and delivered by the Trust to SoCo Capital against payment therefor as described in the Prospectus, will be validly issued fully paid and nonassessable undivided beneficial interests in the assets of the Trust; and the issuance of the Common Securities is not subject to preemptive or other similar rights.

                  16. The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will (subject to the terms of the Trust Agreement) be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Prospectus.
                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 5, 6, 7, 8, 12 and 16 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with your counsel. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of _______________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) at the time it was filed pursuant to Rule 424(b) under the Securities Act, or on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Delaware and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Dewey Ballantine LLP may rely on this opinion in giving their opinion pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.
                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                                   Schedule IV



                    [Letterhead of RICHARDS, LAYTON & FINGER]


                                                             __________ __, 1998

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
The Robinson-Humphrey Company, LLC
Smith Barney Inc.
As representatives of the underwriters named in Schedule I to the Underwriting Agreement c/o Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
World Financial Center
New York, New York  10281

                      Re: Southern Company Capital Trust IV

Ladies and Gentlemen:

                  We have acted as special Delaware counsel for The Southern Company, a Delaware corporation (the "Company"), Southern Company Capital Funding, Inc., a Delaware corporation ("SoCo Capital") and Southern Company Capital Trust IV, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. This opinion is being furnished to you pursuant to
Section 5(c)(2) of the Underwriting Agreement, dated _____________, 1998 (the "Underwriting Agreement"), among the Company, SoCo Capital, the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other Underwriters listed in
Schedule I thereto.

                  For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                  (a) The Certificate of Trust of the Trust, dated ____________, 1998 (the "Original Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on ____________, 1998;

                  (b) The Trust Agreement of the Trust, dated as of ____________, 1998 among SoCo Capital and the trustees of the Trust named therein;

                  (c) The Amended and Restated Trust Agreement, dated as of _________, 1998 (including Exhibits C and E thereto) (the "Trust Agreement"), among SoCo Capital, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust;

                  (d)      The Underwriting Agreement;

                  (e) The Prospectus, dated __________ __, 1998 (the "Prospectus"), relating to the __% Trust Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities");

                  (f) A Certificate of Good Standing for the Trust, dated ___________ __, 1998, obtained from the Secretary of State;

                  (g) A certificate of an officer of SoCo Capital, attaching inter alia copies of SoCo Capital's Certificate of Incorporation and By-Laws;

                  (h) The Subordinated Note Indenture dated as of June 1, 1997, as supplemented and amended, by and between SoCo Capital and ___________, as trustee, as supplemented by the Second Supplemental Indenture dated as of ___________ 1, 1998 (collectively, the "Indenture"), which includes the guarantee of the Notes (as hereinafter defined) by the Company (the "Notes Guarantee Agreement");

                  (i) A specimen of the Series D __% Junior Subordinated Notes (the "Notes") issued pursuant to the Indenture;

                  (j) The Preferred Securities Guarantee Agreement, dated as of _____________ 1, 1998 by and between the Company and ____________ as trustee (the "Preferred Securities Guarantee Agreement" and, collectively with the Notes Guarantees, the "Guarantees"); and

                  (k) A Certificate of Good Standing for SoCo Capital dated _____________, 1998, obtained from the Secretary of State.

                  Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                  For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (k) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (k) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                  With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                  For purposes of this opinion, we have assumed (i) the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraphs 1 and 2 below, the due organization or due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization or formation or creation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent provided in paragraph 8 below, the power and authority of each of the parties to the documents examined by us to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph 8 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Trust Security is to be issued by the Trust (collectively, the "Trust Security Holders") of a Trust Securities Certificate for such Trust Security and the payment for the Trust Security acquired by it, in accordance with the Trust Agreement and the Prospectus, (vii) the issuance and sale of the Trust Securities to the Trust Security Holders in accordance with the Trust Agreement and the Prospectus and (viii) that SoCo Capital and the Company derive no income from or connected with sources within the State of Delaware and have no assets, activities (other than having a registered agent as required by the General Corporation Law of the State of Delaware and the filing of documents and payment of franchise taxes with the Delaware Secretary of State). We have not participated in the preparation of the Prospectus.

                  This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

                  Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                  1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del.
C. ss. 3801, et seq. (the "Business Trust Act"), and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                  2. SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate power and authority under the General Corporation Laws of the State of Delaware to enter into and perform its obligations under the Underwriting Agreement, the Trust Agreement and the Indenture and to purchase, own and hold the Common Securities issued by the Trust and to issue the Notes.

                  3. Under the Business Trust Act and the Trust Agreement, the Trust has the business trust power and authority to (i) own property and conduct its business, all as described in the Prospectus, (ii) execute and deliver, and to perform its obligations under, the Underwriting Agreement, (iii) issue and perform its obligations under the Trust Securities, and (iv) perform its obligations under the Trust Agreement.

                  4. The Trust Securities have been duly authorized by the Trust Agreement and will be duly and validly issued undivided beneficial interests in the assets of the Trust. Subject to the qualifications set forth in paragraph 7 below, the Preferred Securities will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. Under the Business Trust Act and the Trust Agreement, the Trust Securities are not subject to any preemptive or other similar rights.

                  5. Under the Business Trust Act and the Trust Agreement, the Underwriting Agreement has been duly authorized by all necessary business trust action on the part of the Trust.

                  6. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust, the Company or SoCo Capital solely as a result of
(i) the issuance and sale of the Preferred Securities, (ii) the issuance and delivery of the Notes and (iii) the issuance and delivery of the Guarantees.

                  7. The Persons to whom Preferred Securities are to be issued by the Trust (collectively, the "Preferred Security Holders"), as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Trust Agreement, to
(i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement Preferred Securities Certificates and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                  8. The Trust Agreement constitutes a valid and binding obligation of SoCo Capital and the Trustees, and is enforceable against SoCo Capital and the Trustees, in accordance with its terms.

                  9. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement and the Trust Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the Trust Agreement and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Trust Agreement or (ii) any applicable Delaware law or Delaware administrative regulation.

                  10. We have reviewed the statements in the Prospectus under the caption "Southern Company Capital Trust IV" and, insofar as they contain statements of Delaware law, such statements are fairly presented.

                  The opinion expressed in paragraph 8 above is subject as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification.

                  We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We consent to the law firms of Troutman Sanders LLP and Dewey Ballantine LLP relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them pursuant to the Underwriting Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                                     Very truly yours,



                                                     RICHARDS, LAYTON & FINGER

                                                                    Schedule V

                    [Letterhead of RICHARDS, LAYTON & FINGER]


                                                           __________ __, 1998

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
The Robinson-Humphrey Company, LLC
Smith Barney Inc.
As representatives of the underwriters named in Schedule I to the Underwriting Agreement c/o Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
World Financial Center
New York, New York  10281

                      Re: Southern Company Capital Trust IV

Ladies and Gentlemen:

                  We have acted as special Delaware counsel to Bankers Trust (Delaware), a Delaware banking corporation ("BT(DE)"), solely for purposes of this opinion in connection with Southern Company Capital Trust IV, a business trust existing under the laws of the State of Delaware (the "Trust") pursuant to the Trust Agreement, dated as of __________, 1998, as amended and restated by the Amended and Restated Trust Agreement, dated as of _____________, 1998 among BT(DE), Southern Company Capital Funding, Inc. ("SoCo Capital"), the other trustees named therein and the holders from time to time of the undivided beneficial interests in the assets of the Trust (collectively, the "Trust Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(3) of the Underwriting Agreement, dated ___________ __, 1998 (the "Underwriting Agreement"), among Merrill Lynch, Pierce, Fenner & Smith Incorporated, the several Underwriters named in Schedule I thereto, The Southern Company, SoCo Capital and the Trust, pursuant to which the $___,000,000 ___% Preferred Securities of the Trust will be sold. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Underwriting Agreement.

                  We have examined an original or a copy of the Trust Agreement. We have also examined originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other Representatives of BT(DE) as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the documents referred to in this paragraph.

                  Based upon the foregoing and upon an examination of such questions of law as we have deemed necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

                  1. BT(DE) is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Trust Agreement.

                  2. The Trust Agreement has been duly authorized, executed and delivered by BT(DE) and constitutes a legal, valid and binding obligation of BT(DE), enforceable against BT(DE), in accordance with its terms.

                  3. The execution and delivery of, and performance of the terms of, the Trust Agreement by BT(DE), does not conflict with or constitute a breach of, or default under, the charter or by-laws of BT(DE).

                  4. No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body having jurisdiction in the premises is required under Delaware law for the execution, delivery or performance by BT(DE) of the Trust Agreement.

                  The foregoing opinions are subject to the following exceptions, qualifications and assumptions:

                  (A) We are admitted to practice in the State of Delaware and we do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of BT(DE) (except that we express no opinion with respect to (i) state securities or blue sky laws and (ii) federal securities laws, including, without limitation, the Securities Act of 1933, as amended the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended) and we have not considered and express no opinion on the laws, rules and regulations of any other jurisdiction.

                  (B) The foregoing opinions regarding enforceability are subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer or conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of federal or state securities laws on the enforceability of provisions relating to indemnification or contribution.

                  (C) We have assumed the due authorization, execution and delivery by each of the parties thereto, other than BT(DE), of the Trust Agreement, and that each of such parties has the full power, authority and legal right to execute, deliver and perform such document.

                  (D) We have assumed that all signatures (other than those of the Delaware Trustee) on documents examined by us are genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with the originals, which facts we have not independently verified.

                  This opinion may be relied upon by you in connection with the matters set forth herein, and without our prior written consent, may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                                                     Very truly yours,

                                                     RICHARDS, LAYTON & FINGER

                                                                   Schedule VI

                          [Letterhead of WHITE & CASE]

                                                            __________ __, 1998


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
The Robinson-Humphrey Company, LLC
Smith Barney Inc.
As representatives of the underwriters named in Schedule I to the Underwriting Agreement c/o Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
World Financial Center
New York, New York  10281

                        SOUTHERN COMPANY CAPITAL TRUST IV
                   ____% Trust Originated Preferred Securities

Dear Sirs:

                  We have acted as counsel to Bankers Trust Company (the "Bank") in connection with (a) the Subordinated Note Indenture, dated as of June 1, 1997, as supplemented and amended, (the "Original Indenture"), among The Southern Company ("Southern"), Southern Company Capital Funding, Inc. ("SoCo Capital") and the Bank, as Trustee, (b) the Second Supplemental Indenture dated as of ___________, 1998 (together with the Original Indenture, herein called the "Indenture"), among the Company, Southern and the Bank, as Trustee, (c) the Preferred Securities Guarantee Agreement dated as of ___________, 1998 (the "Guarantee Agreement") and (d) the Amended and Restated Trust Agreement, dated as of _________ ______, 1998 (the "Trust Agreement") among SoCo Capital, the Bank, as Property Trustee, Bankers Trust (Delaware), as Delaware Trustee, and _______________ and ______________, as Administrative Trustees.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture, the Trust Agreement, the Guarantee Agreement and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of the opinion that:

                    i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                    ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, the Trust Agreement and the Guarantee Agreement, has duly executed and delivered the Indenture, the Trust Agreement and the Guarantee Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture, the Trust Agreement and the Guarantee Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           iii) the execution, delivery and performance by the Bank of the Indenture, the Trust Agreement and the Guarantee Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank.

                           iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture, the Trust Agreement or the Guarantee Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                                     WHITE & CASE

                                                                  Schedule VII



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                            __________ __, 1998


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
The Robinson-Humphrey Company, LLC
Smith Barney Inc.
As representatives of the underwriters named in Schedule I to the Underwriting Agreement c/o Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
World Financial Center
New York, New York  10281

                        SOUTHERN COMPANY CAPITAL TRUST IV
                  ______% Trust Originated Preferred Securities

Ladies and Gentlemen:

         In connection with (i) the formation (A) by The Southern Company (the "Company") of Southern Company Capital Funding, Inc. ("SoCo Capital") and (B) by SoCo Capital of Southern Company Capital Trust IV (the "Trust" and, collectively, with the Company and SoCo Capital, the "Offerors"), a Delaware statutory business trust, pursuant to the amended and restated trust agreement dated as of __________ 1, 1998 among SoCo Capital and the trustees named therein (the "Trust Agreement"); (ii) the Trust's issuance and sale of Trust Originated Preferred Securities evidencing approximately a 97% undivided interest in the Trust (the "Preferred Securities"); (iii) the Trust's issuance and sale of its Common Securities evidencing approximately a 3% undivided interest in the Trust (the "Common Securities"); (iv) SoCo Capital's issuance and sale to the Trust of $___________ of its Series _ ___% Junior Subordinated Notes (the "Notes") pursuant to a Subordinated Note Indenture dated as of June 1, 1997, as supplemented and amended, among SoCo Capital, the Company and Bankers Trust Company, as trustee, as supplemented by the Second Supplemental Indenture dated as of __________ __, 1998 (collectively, the "Indenture"); (v) the Agreement as to Expenses and Liabilities dated as of _________ 1, 1998, between the Company and the Trust (the "Agreement as to Expenses and Liabilities"); (vi) the Company's issuance of a guarantee (the "Preferred Securities Guarantee") of the Preferred Securities pursuant to a Preferred Securities Guarantee Agreement dated as of __________ 1, 1998 (the "Guarantee Agreement") between the Company and Bankers Trust Company, as trustee; and (vii) the Company's issuance of a guarantee (the "Notes Guarantee") of the Notes pursuant to the terms of the Indenture, we have acted as counsel to you and the other underwriters named in the Schedule I (the "Underwriters") to the Underwriting Agreement dated __________ __, 1998, among the Company, SoCo Capital, the Trust and the Underwriters for whom you are acting as Representatives (the "Underwriting Agreement"). This opinion is being delivered to you as Representatives pursuant to Section 5(c)(5) thereof.

         All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the Registration Statement on Form S-3 (Nos. 333-_______, 333-________ and 333-________) pertaining to the Preferred Securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act") and the related prospectus dated ___________, 1998, filed pursuant to Rule 424(b) under the Act with the Securities and Exchange Commission on __________, 1998 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, the Quarterly Reports on Form 10-Q of the Company for the quarters ended and the Current Reports on Form 8-K of the Company dated (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

         Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the State of Georgia upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you, and as to all matters covered hereby which are governed by or dependent upon the laws of the State of Delaware upon the opinion of Richards, Layton & Finger, dated the date hereof and addressed to you (a form of which is attached as Schedule IV to the Underwriting Agreement), that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Guarantee Agreement, the Indenture, the Agreement as to Expenses and Liabilities and the Underwriting Agreement.

                  2. SoCo Capital has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under the Guarantee Agreement, the Underwriting Agreement, the Trust Agreement and the Indenture and to purchase, own and hold the Common Securities and to issue the Notes.

                  3. The execution, delivery and performance by the Offerors of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Offerors, and the Underwriting Agreement has been duly executed and delivered by the Offerors.

                  4. All orders, consents, or other authorizations or approvals of the Commission legally required for the issuance and delivery of the Notes, the Notes Guarantee and the Preferred Securities Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and delivery of the Notes, the Notes Guarantee and the Preferred Securities Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes, the Notes Guarantee and the Preferred Securities Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any United States federal governmental body is legally required for the issuance and delivery of the Notes, the Notes Guarantee and the Preferred Securities Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

                  5. The Indenture has been duly authorized, executed and delivered by SoCo Capital and, assuming the due authorization, execution and delivery thereof by the Debt Trustee, constitutes a valid and legally binding instrument of SoCo Capital, enforceable against SoCo Capital in accordance with its terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Notes have been duly authorized and executed by SoCo Capital and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of SoCo Capital enforceable against SoCo Capital in accordance with their terms, subject to the qualifications that the enforceability of SoCo Capital's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. Each of the Indenture and Guarantee Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under each of the Indenture and the Guarantee Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and each of the Notes Guarantee and the Guarantee Agreement conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  8. Each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  9. The Agreement as to Expenses and Liabilities has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Agreement as to Expenses and Liabilities may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Agreement as to Expenses and Liabilities conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  10. The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 5, 6, 7, 9 and 10 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with counsel for the Company, and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of _______________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) at the time it was filed pursuant to Rule 424(b) under the Securities Act, or on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

         We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, and to the extent set forth herein, the laws of the States of Delaware and Georgia.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP may rely on this opinion in giving its opinions dated the date hereof pursuant to Section 5(c)(1) of the Underwriting Agreement and Sections 102, 302 and 904 of the Indenture, insofar as such opinions relate to matters of New York law.

                                                     Very truly yours,

                                                     DEWEY BALLANTINE LLP